Principal Funds, Inc.
Supplement dated January 24, 2020
to the Statutory Prospectus dated December 31, 2019

This supplement updates information currently in the Statutory Prospectus. Please retain this supplement for future reference.

SUMMARY FOR SMALL-MIDCAP GROWTH FUND
In the Sub-Advisor and Portfolio Managers section, add the following alphabetically to the list of portfolio managers:
Marc R. Shapiro (since 2019), Co-Portfolio Manager

MANAGEMENT OF THE FUNDS
In The Sub-Advisors section under Columbus Circle Investors, delete the first paragraph and replace with the following:
For the Small-MidCap Growth Fund, Christopher T. Corbett and Clifford G. Fox are Portfolio Managers, and Michael Iacono and Marc R. Shapiro are Co-Portfolio Managers. Mr. Corbett has the final decision making authority, but Mr. Fox, Mr. Iacono and Mr. Shapiro have the authority to execute trades in Mr. Corbett’s absence.
In The Sub-Advisors section under Columbus Circle Investors, add the following alphabetically to the list of portfolio managers:
Marc R. Shapiro has been with CCI since 2004. He earned a B.A. in Finance and Marketing from Emory University.